Middleburg Financial Corporation



Annual Meeting

May 1, 2013

Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission.



Agenda

- MFC 2012 Review
- 2013 Priorities



Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.



2012 Performance

Key Indicators


Net Income
Available to MFC Shareholders
$ in Millions
$8
$6
$4
$2
$0
-$2
-$4
2007
2008
2009
2010
2011
2012


Loans
$ in Millions
$750
$700
$650
$600
$550
$500
2007
2008
2009
2010
2011
2012


Deposits
$ in Millions
$1,100
$1,000
$900
$800
$700
$600
$500
2007
2008
2009
2010
2011
2012


Net Interest Margin
4.00%
3.75%
3.50%
3.25%
2007
2008
2009
2010
2011
2012

Key Indicators



Assets
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$ in Millions
2007
2008
2009
2010
2011
2012



Households
17,500
17,000
16,500
16,000
15,500
15,000
14,500
14,000
13,500
2007
2008
2009
2010
2011
2012



MIG – Assets Under Administration
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$ in Millions
2007
2008
2009
2010
2011
2012



Southern Trust Mortgage – Volume
$1,100
$1,000
$900
$800
$700
$600
$500
$ in Millions
2007
2008
2009
2010
2011
2012

Well Capitalized


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.1%
4.0%
5.1%
14.0%
4.0%
10.0%
15.3%
8.0%
7.3%
8.4%
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Total Risk Based Capital Ratio
Tang Common / Tang Assets
MFC
FED
Exceeds

$45 million in excess capital

Q1 2013 Results

- Net income of $1.3 million or $0.19 per diluted share
- Total revenue of $15.3 million, a decrease of 2.5% vs. Q1 2012;
- Credit quality improved with Non Accrual Loans declining 7.6% since December 31, 2012;
- The ratio of Non Performing Assets to Total Assets was 2.77% as of March 31, 2013 vs. 3.05% at December 31, 2012 and 3.21% at March 31, 2012;
- Net interest margin of 3.45% vs. 3.42% for the previous quarter and 3.69% for Q1 2012;
- Total assets of $1.2 billion, a decrease of 1.8% vs. December 31, 2012;
- Deposits decreased by $5.8 million or 1.6% since December 31, 2012;
- Loans held-for-investment increased by $5.1 million or 0.7% since December 31, 2012;
- Capital ratios continue to be strong:
  - Tangible Common Equity Ratio of 9.0%
  - Total Risk-Based Capital Ratio of 15.6%
  - Tier 1 Risk-Based Capital Ratio of 14.4%
  - Tier 1 Leverage Ratio of 9.1%

2013 Outlook

2012 Priorities

1. Focus on problem loans
2. Increase revenue
3. Improve productivity

Focus on Problem Loans



Loans Greater than 30 Days Past Due
Total Past Due Percentage
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12

Focus on Problem Loans


Non-Performing Assets as Percentage of Total Assets
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
NPA's / Assets

Increase Revenue



Revenue ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$34.7
$35.3
$51.0
$57.6
$60.1
$64.2
$67.2
$7.7
$8.1
$17.8
$19.9
$26.2
$26.4
$29.0
$26.9
$27.2
$33.2
$37.7
$33.9
$37.8
$38.2
2006
2007
2008
2009
2010
2011
2012
Net Interest Income
Non-Interest Income

Improve Productivity



Efficiency Ratio by Business Line - YTD
100%
90%
80%
70%
60%
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Consolidated

2012 Priorities

1. Focus on problem loans
2. Increase revenue
3. Improve productivity

PLEASED BUT NOT SATISFIED

2013 Priorities

1. Focus on problem loans
2. Increase revenue
3. Improve productivity

2013 Priorities

1. Focus on problem loans
   - Nearly $6 million related to problem loans and other-real-estate-owned
   - Improvements in problem loans directly impact bottom line

2013 Priorities

2. Increase revenue

- Focus on loan growth: 70% loan-to-deposit ratio ensures adequate funds for growth
- Improve loan yields through pricing and mix

2013 Priorities

3. Improve productivity

- Continued focus on efficiency ratio
- Deliver operational savings through improved efficiency

Recognition

- J. Bradley Davis



Recognition

- We continue to be recognized for our efforts:
  - Middleburg Bank voted "Best Bank in Loudoun County" for the 15th time
  - Middleburg Mortgage voted "Best Mortgage Company in Loudoun County" for the 8th time
  - Middleburg Bank named "Outstanding Community Leader of the Year"
  - Jamie Pearson named "Young Professional Community Leader of the Year"





Summary

Well positioned for sustained performance:

- Diverse set of financial solutions meets clients' diverse needs;
- Expanded geography reduces dependence on any one region;
- Technology solutions reduces cost of service delivery and provides clients with greater convenience;
- Improved operational processes meet client needs in a timely and cost-efficient manner;
- Management team committed to the future of the company.



Middleburg
Financial Corporation



Annual Meeting

May 1, 2013

Questions?



Middleburg Financial Corporation

